Exhibit 10.19
WARRANT TO PURCHASE COMMON STOCK
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.
TopSpin Medical, Inc.
To: American Friends of Tmura, Inc. (the “Holder”)
Date: January 29th, 2004
COMMON STOCK WARRANT CERTIFICATE – Warrant No. Com-5
to Purchase Shares of Common Stock of
TopSpin Medical, Inc.,
for such consideration as detailed below
VOID AFTER 17:00 p.m. (prevailing Tel Aviv time)
On the last day of the Warrant Period (defined below)
This is to certify that the Holder is entitled to purchase, subject to the provisions of this Warrant, from TopSpin Medical, Inc. (the “Corporation”) 324,820 shares of Common Stock of the Corporation par value US$ 0.001 each (“Common Stock”), subject to the terms and conditions set forth below.
1.	Number of Shares Available for Purchase

This Warrant may be exercised to purchase up to three hundred and twenty four thousand eight hundred and twenty (324,820) shares of Common Stock (the “Warrant Shares”), at an exercise price per Warrant Share as set forth in Section 2 below.

2.	Exercise Price

The exercise price of each Warrant Share is US$0.1886 (eighteen and eighty six hundredth US cents), subject to adjustments under Section 6 of this Warrant (the “Warrant Price”).

3.	Term

The Warrant may be exercised, in whole or in part, during the period (the “Warrant

Period”) beginning on the consummation of an initial public offering of the Corporation’s securities (the “IPO”) and ending on the date which is ten (10) years following the date of this Warrant; provided however that in the event of the sale of all or substantially all of the Corporation’s assets or shares to, or the merger or consolidation of the Corporation with or into, another person or entity prior to the IPO (“M&A Event”), the Warrant may be exercised immediately prior to and not later than the consummation of the M&A Event.

4.	Exercise of Warrant

This Warrant may be exercised in whole or in part on one or more occasions during the Warrant Period. The Warrant may be exercised by the surrender of the Warrant to the Corporation at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder. No fractions of shares will be issued. The number of Warrant Shares issued shall be rounded to the nearest whole number.
4.1.	Exercise for Cash

To exercise for cash, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate Warrant Price of the Warrant Shares being purchased upon such exercise in immediately available funds.

4.2.	Net Exercise Election

In lieu of exercise as provided in Section 4.1 above, the Holder may elect to exercise all or a portion of this Warrant, without the payment by the Holder of any additional consideration, by surrendering this Warrant to the Corporation, into up to the number of Warrant Shares that is obtained under the following formula:

X =	Y (A-B)
A
Where:

X = the number of Warrant Shares to be issued to the Holder pursuant to this Section 4.2.

Y = the number of Warrant Shares the Holder elects to exercise.

A = in the event the net exercise election is made pursuant to this Section 4.2 after the IPO, the fair market value of one Warrant Share, which shall be the average closing price of one share of Common Stock over the 30 days of trade prior to the date of exercise, and in the event such net exercise is made prior to the IPO, the fair market value of one Warrant Share, as determined in good faith by the Corporation’s Board of Directors, at the time the net exercise election is made..

B = the Warrant Price.

The Corporation will promptly respond in writing to an inquiry by the Holder as to the then current fair market value of one Warrant Share.

4.3.	Issuance of Shares on Exercise

The Corporation agrees that the Warrant Shares purchased shall be issued as soon as practicable after the exercise of the Warrant, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full of the Warrant Price as required above. In the event of a partial exercise, the Corporation shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

4.4.	Conditional Exercise

In connection with an M&A Event or IPO of the Corporation’s shares, such exercise may be made conditional upon the completion of such transaction.
5.	Warrant Confers No Rights of Shareholder

Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Corporation with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

6.	Adjustment of Warrant Price and Number of Shares

The number of Warrant Shares purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:
6.1.	Adjustment for Share Splits and Combinations. If the Corporation at any time or from time to time effects a subdivision of its outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Corporation at any time or from time to time combines the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 6.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

6.2.	Adjustment for Certain Dividends and Distributions In the event the Corporation at any time, or from time to time makes, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of shares of Common Stock issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 6.2 as of the time of actual payment of such dividends or distributions.

6.3.	Adjustment for Reclassification, Exchange and Substitution If the Common Stock issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Corporation’s Certificate of Incorporation and by-laws.

6.4.	General Protection. The Corporation will not, by amendment of its Certificate of Incorporation and by-laws or through any reorganization, recapitalization or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of the provisions hereof and in the taking of all such actions and making the adjustments necessary hereunder.

6.5.	Adjustment of Warrant Price. Upon each adjustment in the number of shares of Common Stock purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of shares of Common Stock purchasable hereunder is adjusted.

6.6.	Notice of Adjustments. Whenever the Warrant Price or the number of shares of Common Stock purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Corporation shall prepare a certificate signed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.
7.	Registration Rights

The Warrant Shares issued upon exercise of the Warrant shall be entitled to registration rights as detailed in the Investors’ Rights Agreement, dated December 9, 2002.

8.	Transfer of This Warrant
8.1.	This Warrant may not be sold, transferred, assigned or hypothecated by the Holder. The Corporation may treat the registered holder of record as the Holder for all purposes.

8.2.	Unless registered, the Warrant Shares issued upon exercise of the Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND SUCH STATE SECURITIES LAWS AS MAY BE APPLICABLE OR THE DELIVERY TO THE INVESTOR OF AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO IT, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH STATE SECURITIES LAWS. THE FOREGOING RESTRICTIONS TERMINATE WHEN THE SECURITIES MAY BE FREELY TRANSFERRED WITHOUT RESTRICTION UNDER RULE 144, UNDER THE SECURITIES ACT OF 1933, OR ANY SUCCESSOR THERETO, AND MAY BE DISREGARDED THEREAFTER.”

8.3.	Notwithstanding the aforementioned, the Holder may sell or otherwise dispose of this Warrant to: (i) a non-profit organization as described in the by-laws of the Holder; or (ii) to any other transferee pre-approved by the Corporation in writing which consent will not be unreasonably withheld, provided that the transfer satisfies the requirements set forth in the legend at the beginning of this Warrant. In the event that Warrant Shares are issued as a result of the exercise of this Warrant, then notwithstanding anything herein to the contrary, the transfer of such Warrant Shares shall be in accordance with the Corporation’s Certificate of Incorporation, by-laws and applicable stockholders rights agreements, including but not limited to the rights of first refusal provisions set forth therein.

8.4.	In the event that the Corporation receives an offer to effect an M&A, then the Corporation shall promptly inform the Holder in writing of such offer.
9.	Representations and Warranties

The Corporation represents and warrants to the Holder as follows:
9.1.	This Warrant has been duly authorized and executed by the Corporation and is a valid and binding obligation of the Corporation enforceable in accordance with its terms.

9.2.	The Warrant Shares are duly authorized and reserved for issuance by the Corporation and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights.
10.	Notices

Any notice or other communication hereunder shall be in writing and shall be deemed to have been given upon delivery, if personally delivered or five business days after deposit if deposited in the mail for mailing by certified mail, postage prepaid, and addressed as follows:

If to Holder:
American Friends of Tmura, Inc.
c/o David Lerner, Esq.
Morrison Cohen Singer & Weinstein LLP
750 Lexington Avenue
New York, New York 10022
Fax: 212-735-8708
Attn: Baruch Lipner, Executive Director
If to Corporation:
c/o TopSpin Medical (Israel) Ltd.
2 Yodfat St., North Industrial Zone
Lod 71291 Israel
fax: 08-928-1233
Attn: Eyal Kolka
Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressees notice of such new address in conformance with this paragraph.

11.	Applicable Law; Jurisdiction

This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

12.	Headings

The headings of this Warrant have been inserted as a matter of convenience only and shall not have any effect thereon.
Topspin Medical, Inc.

By:

Title:

NOTICE OF EXERCISE
To: Topspin Medical, Inc.

1.	The undersigned hereby elects to purchase _____________ shares of Common Stock of Topspin Medical, Inc. (the “Warrant Stock”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

2.	In exercising this Warrant, the undersigned hereby confirms and acknowledges that (i) the shares of Warrant Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and not with a view to, or intention of, or otherwise for resale in connection with, any distribution; (ii) neither the offer or sale of the Warrant Stock, nor the Warrant Stock itself, have been registered under the Securities Act of 1933, as amended, (the “Act”), or registered or qualified under the applicable securities laws of any state or other jurisdiction, and that the Warrant Stock is being sold to the undersigned by reason of and in reliance upon a specific exemption from the registration provisions of the Act, pursuant to Section 4(2) and Regulation D thereof, and exemptions from registration or qualification provisions of such applicable state or other jurisdiction securities laws which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and the truth and accuracy of the representations and warranties of the undersigned set forth herein; (iii) and that the undersigned will not offer, sell or otherwise dispose of any such shares of Warrant Stock except under circumstances that will not result in a violation of the Act or any state securities laws and that the certificates representing the Warrant Stock shall bear a legend noting such restrictions; (iv) it was not formed for the specific purpose of acquiring the Warrant or Warrant Stock; and (v) it is an accredited investor as such term is defined under Rule 501(a) of the Act.

3.	Please issue a certificate representing said shares of Warrant Stock in the name of the undersigned.

4.	Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

(Date)	(Print Name)

(Signature)